UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 8, 2012

3M COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

File No. 1-3285	41-0417775
(Commission File Number)	(IRS Employer Identification No.)

3M Center, St. Paul, Minnesota	55144-1000
(Address of Principal Executive Offices)	(Zip Code)

(651) 733-1110

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Compensatory Arrangements of Certain Officers

The 2012 Amended and Restated General Employees Stock Purchase Plan

At the Annual Meeting of Stockholders held on May 8, 2012, the stockholders of 3M Company (the “Company”) approved the 2012 Amended and Restated General Employees Stock Purchase Plan.

The 1997 General Employees Stock Purchase Plan (the “GESPP”) was adopted by the Board of Directors on February 10, 1997, and approved by 3M’s stockholders at the Annual Meeting of Stockholders on May 13, 1997. As part of this approval, 3M’s stockholders authorized the issuance and sale of 15,000,000 (now 30,000,000 after the 2-for-1 stock split in 2003) shares of 3M common stock pursuant to options granted under the GESPP.

In February 2012, the Compensation Committee recommended and the Board of Directors approved, subject to stockholder approval at the Annual Meeting, an amendment and restatement of the GESPP that would:

•                  Increase the number of shares of 3M common stock authorized for issuance and sale under the GESPP by an additional 30,000,000 shares;

•                  Create two components under the GESPP, one intended to qualify as an “employee stock purchase plan” meeting the requirements of Section 423 of the Internal Revenue Code (to achieve favorable tax treatment for purchases by U.S. employees as described below), and the other intended for purchases by employees not subject to U.S. income taxation;

•                  Authorize the Compensation Committee to designate which of these two components any particular subsidiary or affiliate of the Company (and its eligible employees) participate in;

•                  Authorize the Compensation Committee to designate separate offerings under the GESPP and to adopt supplements or sub-plans for employees in various countries in order to facilitate compliance with the tax or other laws of the U.S. and other countries; and

•                  Authorize the Company and its subsidiaries and affiliates to make appropriate deductions from or withhold shares from the accounts of participants in the GESPP as required to comply with all tax withholding requirements.

The above description is qualified in its entirety by reference to the actual plan document, which is filed as Exhibit 10.1 to this Form 8-K and is hereby incorporated by reference.

The amended 2008 Long-Term Incentive Plan

At the Annual Meeting of Stockholders held on May 8, 2012, the stockholders of the Company also approved the amended 2008 Long-Term Incentive Plan.

Prior to this amendment, the 3M 2008 Long-Term Incentive Plan (the “2008 Plan”) provided for the issuance or delivery of up to 64,000,000 shares of 3M common stock pursuant to awards granted under the plan. In February 2012, the Compensation Committee recommended and the Board of Directors approved, subject to stockholder approval at the Annual Meeting, an amendment to the 2008 Plan that would make the following changes:

•                  Increase the number of shares of 3M common stock authorized for issuance or delivery pursuant to awards granted under the 2008 Plan by an additional 36,000,000 shares; and

•                  Revise the rate at which full value awards (primarily performance shares, restricted stock, and restricted stock units) are counted for purposes of the 2008 Plan’s authorized share limit.

The above description is qualified in its entirety by reference to the actual plan document, which is filed as Exhibit 10.2 to this Form 8-K and is hereby incorporated by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the 2012 Annual Meeting of Stockholders of the Company held on May 8, 2012, the votes cast with respect to each item of business properly presented at the meeting are as follows:

Proposal No. 1 — The stockholders elected each of the ten nominees to the Board of Directors for a one-year term by the vote of the majority of votes cast, in accordance with 3M’s Bylaws.

	For	Against	Abstain	Broker Non-Vote
Linda G. Alvarado	449,551,520	5,277,866	1,766,400	114,903,900
Vance D. Coffman	406,168,006	48,587,259	1,840,521	114,903,900
Michael L. Eskew	450,570,350	4,157,116	1,868,320	114,903,900
W. James Farrell	449,530,252	5,173,715	1,891,819	114,903,900
Herbert L. Henkel	445,805,410	8,819,856	1,970,520	114,903,900
Edward W. Liddy	404,448,486	50,281,390	1,865,910	114,903,900
Robert S. Morrison	407,056,651	47,818,764	1,720,371	114,903,900
Aulana L. Peters	368,084,301	86,712,954	1,798,531	114,903,900
Inge G. Thulin	442,920,324	11,935,609	1,739,853	114,903,900
Robert J. Ulrich	407,446,422	47,363,199	1,786,165	114,903,900

Proposal No. 2 — The stockholders ratified the appointment of PricewaterhouseCoopers LLP as 3M’s independent registered public accounting firm for 2012.

For	564,749,160
Against	5,160,076
Abstain	1,590,450
Broker Non-Vote	N/A

Proposal No. 3 — The stockholders gave an advisory approval of the compensation of the Company’s Named Executive Officers as described in the Company’s 2012 Proxy Statement.

For	429,176,428
Against	23,970,100
Abstain	3,449,258
Broker Non-Vote	114,903,900

Proposal No. 4 — The stockholders approved the 2012 Amended and Restated General Employees Stock Purchase Plan.

For	421,639,201
Against	32,556,514
Abstain	2,400,071
Broker Non-Vote	114,903,900

Proposal No. 5 — The stockholders approved the amended 2008 Long-Term Incentive Plan.

For	342,075,944
Against	111,627,041
Abstain	2,892,801
Broker Non-Vote	114,903,900

Proposal No. 6 — The stockholders did not approve the stockholder proposal on lobbying.*

For	158,489,434
Against	245,296,194
Abstain	52,810,158
Broker Non-Vote	114,903,900

Proposal No.7 — The stockholders did not approve the stockholder proposal to prohibit political spending from corporate treasury funds.*

For	20,837,167
Against	379,494,315
Abstain	56,264,304
Broker Non-Vote	114,903,900

Proposal No. 8 — The stockholders did not approve the stockholder proposal on independent board chairman.*

For	110,376,183
Against	342,719,111
Abstain	3,500,492
Broker Non-Vote	114,903,900

*Under the General Corporation Law of the State of Delaware, the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy at the meeting and entitled to vote on the matter is required to approve the stockholder proposal. In tabulating the voting result, abstentions and, if applicable, broker non-votes are not counted as votes “FOR” or “AGAINST” the proposal. An abstention will, however, be counted as entitled to vote on a proposal and will, therefore, have the effect of a vote “AGAINST.”  Applying this standard, the percentage in favor of the stockholder proposal is calculated by dividing the number of FOR votes by the sum of the number of FOR, AGAINST and ABSTAIN votes.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	The 2012 Amended and Restated General Employees Stock Purchase Plan
10.2	3M 2008 Long-Term Incentive Plan (including amendments through February 2012)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

3M COMPANY

	By:	/s/ Gregg M. Larson
Gregg M. Larson,
Deputy General Counsel and Secretary

Dated: May 9, 2012